SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)        February 6, 2004
                                                --------------------------------


                              CARE CONCEPTS I, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-20958                   86-0519152
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(State or other jurisdiction      (Commission File            (IRS Employer
 or incorporation)                     Number)               Identification No.)


               760 East McNab Road, Pompano Beach, Florida 33060
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code            (954) 786-2510
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
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         On February 6, 2004, the Company announced that the American Stock
Exchange has approved its application for the listing of its shares of common stock on the American Stock Exchange contingent upon the Company being in compliance with all applicable listing standards on the day it begins trading on the American Stock Exchange. It is anticipated that the trading symbol for the Company will be IBD. Trading on the American Stock Exchange is expected to commence on or about February 11, 2004.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

(c)      Exhibits

         99.1     Press Release dated February 6, 2004


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CARE CONCEPTS I, INC.


                                   By: /s/ Steve Markley
                                       --------------------------------------
                                       Steve Markley, Chief Executive Officer

DATED: February 6, 2004


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